AMERESCO, INC. Incentive Stock Option Agreement Granted Under 2020 Stock Incentive Plan 1. Grant of Option. This agreement evidences the grant by Ameresco, Inc., a Delaware corporation (the “Company”), on %%OPTION_DATE,’MONTH DD, YYYY’%-% (the “Grant Date”), to %%FIRST_NAME%-% %%LAST_NAME%-%, an employee of the Company (the “Participant”), of an option to purchase, in whole or in part, on the terms provided herein and in the Company’s 2020 Stock Incentive Plan (the “Plan”), a total of %%TOTAL_SHARES_GRANTED,’999,999,999’%-% shares (the “Shares”) of Class A common stock, $0.0001 par value per share, of the Company at $[…….]per Share. Unless earlier terminated, this option shall expire at 5:00 p.m., Eastern time, on the date one day prior to the tenth anniversary of the Grant Date (the “Final Exercise Date”), provided that this option shall automatically terminate at 5:00 p.m., Eastern time, on the date set forth in the award notification to the Participant from the Company if the Corporation has not received before that time this agreement together with its standard form of employee non-competition agreement each executed by the Participant. It is intended that the option evidenced by this agreement shall, to the extent permitted by applicable law, be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”). Except as otherwise indicated by the context, the term “Participant”, as used in this agreement, shall be deemed to include any person who acquires the right to exercise this option validly under its terms. 2. Vesting Schedule. This option will become exercisable (“vest”) based on the Participant’s continued performance of services to the Company and the level of achievement of individual (of applicable) and Company performance goals (together, the “Performance Goals”) during the three-year period from January 1, 2025 - December 31, 2027 (the “Performance Period”), as set forth on Exhibit A. Notwithstanding anything herein or in any other plan or agreement between the Participant and the Company to the contrary, if the Participant ceases to be an Eligible Participant (as defined below) prior to the determination by the Compensation Committee of the Board of Directors of the Company (the “Committee”) of the level of achievement of the Performance Goals following the end of the Performance Period, then this option will expire as of the date of such cessation of services and the Participant shall have no further rights with respect to the option. Exhibit 10.4.6

- 2 - 3. Exercise of Option. (a) Form of Exercise. To exercise this option, the Participant shall deliver to the Company at its principal office a notice of exercise in a form (which may be electronic) approved by the Company, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares. (b) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee or officer of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an “Eligible Participant”). (c) Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon written notice to the Participant from the Company describing such violation. (d) Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for “cause” as specified in paragraph (e) below, this option shall be exercisable, within the period of one year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee), provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date. (e) Termination for Cause. If, prior to the Final Exercise Date, the Participant’s employment is terminated by the Company for Cause (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such termination of employment. If, prior to the Final Exercise Date, the Participant is given notice by the Company of the termination of his or her employment by the Company for Cause, and the effective date of such employment termination is subsequent to the date of delivery of such notice, the right to exercise this option shall be suspended from the time of the delivery of such notice until the earlier of (i) such time as it is determined or otherwise agreed that the Participant’s employment shall not be terminated for Cause as provided in such notice or (ii) the effective date of such termination of employment (in which case the right to exercise this option shall, pursuant to the preceding sentence, terminate upon the effective date of such termination of employment). If the

- 3 - Participant is party to an employment or severance agreement with the Company that contains a definition of “cause” for termination of employment, “Cause” shall have the meaning ascribed to such term in such agreement. Otherwise, “Cause” shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The Participant’s employment shall be considered to have been terminated for Cause if the Company determines, within 30 days after the Participant’s resignation, that termination for Cause was warranted. 4. Tax Matters. (a) Withholding. No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option. (b) Disqualifying Disposition. If the Participant disposes of Shares acquired upon exercise of this option within two years from the Grant Date or one year after such Shares were acquired pursuant to exercise of this option, the Participant shall notify the Company in writing of such disposition. 5. Transfer Restrictions. This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant. 6. Company Clawback Policy; Recoupment Requirements. Notwithstanding anything in this agreement to the contrary, the Participant acknowledges and agrees that this agreement and the option described herein are (a) subject to the terms and conditions of the Company’s clawback or similar compensation recoupment policy as may be in effect from time to time, and (b) subject to deduction, recoupment or forfeiture to the extent required to comply with any recoupment requirement imposed under applicable laws, rules, regulations or stock exchange listing standards, any of which could in certain circumstances require repayment or forfeiture of the options or other cash or property received with respect to the options (including any value received from a disposition of the options). In order to satisfy any recoupment obligations arising under the Company’s compensation clawback policy or otherwise under applicable laws, rules, regulations or stock exchange listing standards, among other things, the Participant expressly and explicitly authorizes the Company to issue instructions on the Participant’s behalf to any brokerage firm or stock plan service provider engaged by the Company to hold any shares of Stock or other amounts acquired pursuant to the options to re- convey, transfer or otherwise return such shares and/or other amounts to the Company upon the

- 4 - Company’s enforcement of the compensation clawback or similar policy or any other recoupment obligations. 7. Provisions of the Plan. This option is subject to the provisions of the Plan (including the provisions relating to amendments to the Plan), a copy of which is furnished to the Participant with this option. IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument. AMERESCO, INC. By:____________________________________ Name: George P. Sakellaris Title: President & Chief Executive Officer

- 5 - PARTICIPANT’S ACCEPTANCE The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company’s 2020 Stock Incentive Plan. PARTICIPANT: ____________________________ Address: ___________________ ___________________

- 6 - EXHIBIT A PERFORMANCE GOALS This option will vest based on the Participant’s continued performance of services to the Company and the level of achievement of the Performance Goals during the Performance Period. The Performance Goals consist of the Company performance goals set forth on the spreadsheet attached as Exhibit A-1 hereto (the “Company Goals”) and the individual performance goals (if any) attached as Exhibit A-2 hereto (the “Individual Goals” and together with the Company Goals, the “Performance Goals”). For purposes of calculating the level of achievement of the Performance Goals, the following rules apply: 1. Company and Individual Goals: If this option is subject to the achievement of Individual Goals, the Company Goals shall be weighted 50% and the Individual Goals shall be weighted 50%, with the combined level of achievement of the Performance Goals equal to: (level of achievement of Company Goals x 50%) + (level of achievement of Individual Goals x 50%) If this option is not subject to the achievement of Individual Goals, the option shall vest solely based on the achievement of the Company Goals. 2. Vesting Determination. a) Each performance metric comprising the Company Goals and the Individual Goals (i) is zeroed out if it does not reach an achievement level of at least 80% and (ii) may be awarded an achievement level of up to 125%. b) In order for any portion of the option to vest, the level of achievement for both the (a) Company Goals (with the metrics comprising such goals calculated on a cumulative basis) and (b) the Individual Goals (with the metrics comprising such goals calculated on a cumulative basis) must be at least 80%. c) If the 80% achievement levels described in Section 2(b) are not achieved, no portion of this option will vest, and instead the option will terminate and the Participant will have no further rights with respect to the option. d) If the level of achievement of the cumulative Performance Goals is at least 80%, but less than 100%, then vesting shall be as set forth on Exhibit B, with linear interpolation of vesting for achievement of the cumulative Performance Goals between the amounts set forth therein. e) If the level of achievement of the cumulative Performance Goals is 100% or more, then 100% of the shares subject to the option will vest. 3. Calculation of Level of Achievement of Performance Goals . a) Company Goals: Exhibit A-1 includes the weighting and performance metrics that comprise the Company Goals for each of the three fiscal years within the Performance Period and the weightings of such metrics. b) Individual Goals: Exhibit A-2 includes the weighting and performance metrics that comprise the Individual Goals for each of the three fiscal years within the Performance

- 7 - Period and the weightings of those metrics. To the extent such Individual Goals are only indicated for the first year of the Performance Period, such Individual Goals shall be updated by the Committee each year in connection with the determination of the annual goals for the Participant. c) Performance Period: The level of achievement of each of the metrics comprising the Company Goals and the Induvial Goals is based on the level of achievement in the third year of the Performance Period, provided that the Committee, in its sole discretion, determines that the achievement level for such metric in the first and second year of the Performance Period has shown progress towards the achievement level for such metric in the third year of the Performance Period. 4. The Committee shall review the level of achievement of the Performance Goals after the completion of each year in the Performance Period and shall determine the final level of achievement of the Performance Goals (and thus the level of vesting, if any, of the option) following the finalization of the Company’s audited financial statements for the fiscal year covering the third year in the Performance Period and the option shall vest (if at all) following the filing of the Company’s audited financial statements on Form 10-K with the Securities and Exchange Commission for fiscal year covering the third year in the Performance Period. 5. The Committee has discretion to adjust the weighting of the Performance Goals and the calculation towards achievement of any Performance Goal as necessary to eliminate the effect on the Performance Goals from substantial circumstances, such as strategic modifications, unforeseen business conditions, strategic transactions, or changes in accounting standard changes. 6. In the event of a divestiture of or within a business unit, the goal amounts will be adjusted accordingly 7. Goal amounts will exclude the impact of foreign currency exchange rate differences. Notwithstanding anything herein or in any other plan or agreement between the Participant and the Company to the contrary, if the Participant ceases to be an Eligible Participant (as defined below) prior to the determination by the Committee of the level of achievement of the Performance Goals following the end of the Performance Period, then this option will expire as of the date of such cessation of services and the Participant shall have no further rights with respect to the option.